UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 13, 2016
Lions Gate Entertainment Corp.
(Exact name of registrant as specified in charter)
British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

(Commission File Number) 1-14880	(IRS Employer Identification No.) N/A
(Address of principal executive offices)
250 Howe Street, 20th Floor
Vancouver, British Columbia V6C 3R8
and
2700 Colorado Avenue
Santa Monica, California 90404
Registrant’s telephone number, including area code: (877) 848-3866
No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    Compensatory Arrangements of Certain Officers.
The Board of Directors (the “Board of Directors”) of Lions Gate Entertainment Corp. (the “Company”) previously adopted an amended and restated version of the Lions Gate Entertainment Corp. 2012 Performance Incentive Plan (the “2012 Plan”), subject to approval of the amendments described below by the Company’s shareholders. At the Company’s Annual General and Special Meeting of Shareholders held on September 13, 2016 (the “Annual Meeting”), the Company’s shareholders approved the 2012 Plan amendments. Among other things, the 2012 Plan reflects amendments to (i) increase the number of the Company’s common shares available for award grants under the 2012 Plan by 4,000,000 shares (so that a maximum of 29,683,000 of the Company’s common shares may be issued or delivered pursuant to awards granted under the 2012 Plan, excluding shares that were subject to awards originally granted under the Lions Gate Entertainment Corp. 2004 Performance Incentive Plan that terminated after the 2012 Plan was approved by shareholders and became available for grant purposes under the 2012 Plan); (ii) extend the Company’s authority to grant awards under the 2012 Plan intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the U.S. Internal Revenue Code (“Performance-Based Awards”) through the 2021 annual meeting of shareholders; (iii) increase the number of the Company’s common shares that may be subject to Performance-Based Awards (other than stock options and stock appreciation rights) granted under the 2012 Plan to any one individual in a calendar year from 2,000,000 to 3,000,000 shares; and (iv) increase the maximum amount payable pursuant to Performance-Based Awards granted under the 2012 Plan to any one individual in a calendar year that are cash-based from $10,000,000 to $15,000,000.
A copy of the 2012 Plan is filed as an exhibit to this report and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
On September 13, 2016, the Company held its Annual Meeting to consider and vote upon the election of each of the nominated directors to the Board of Directors, the re-appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2017, an advisory vote to approve executive compensation and approval of the 2012 Plan amendments. For more information about the proposals considered and voted upon at the Annual Meeting, please see the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 28, 2016.
At the Annual Meeting, 147,647,415 of the Company’s common shares were outstanding. Of such amount, 134,659,146 of the Company’s common shares (or 91.2 % of the outstanding of the Company’s common shares) were represented in person or by proxy at the Annual Meeting.

The shareholders voted to elect all of the Company's director nominees, approved the re-appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2017, approved the advisory vote on executive compensation and approved the 2012 Plan amendments.
The number of votes cast for or withheld from the election of each director and the number of votes cast for or against or abstaining from the other matters voted upon is also set forth below. The number of broker non-votes or other shares not voted with respect to the election of each director and the other proposals, as applicable, is also set forth below. The voting results disclosed below are final and have been certified by IVS Associates, Inc., the independent Inspector of Elections (other than the percentage of shares voted for of shares outstanding).

Election of Directors	Number of Shares Voted For	Number of Shares Withheld	Broker Non-Votes	Percentage of Shares Voted For of Shares Outstanding*
Michael Burns	117,257,530	6,582,997	10,819,288	94.7%
Gordon Crawford	117,368,845	6,471,682	10,819,288	94.8%
Arthur Evrensel	91,041,999	32,798,528	10,819,288	73.5%
Jon Feltheimer	117,300,515	6,540,012	10,819,288	94.7%
Emily Fine	117,221,129	6,619,398	10,819,288	94.7%
Michael T. Fries	116,895,771	6,944,756	10,819,288	94.4%
Sir Lucian Grainge	117,369,965	6,470,562	10,819,288	94.8%
Dr. John C. Malone	100,247,460	23,593,067	10,819,288	81.0%
G. Scott Paterson	116,966,780	6,873,747	10,819,288	94.5%
Mark H. Rachesky, M.D.	108,144,220	15,696,307	10,819,288	87.3%
Daryl Simm	100,671,772	23,168,755	10,819,288	81.3%
Hardwick Simmons	117,143,945	6,696,582	10,819,288	94.6%
David M. Zaslav	105,819,698	18,020,829	10,819,288	85.5%

	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Percentage of Shares Voted For of Shares Outstanding
Re-Appointment of Ernst & Young LLP	128,855,303	737,155	5,066,688	99.4%

	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes	Percentage of Shares Voted For of Shares Outstanding*
Advisory Vote to Approve Executive Compensation	63,850,155	54,682,506	5,307,197	10,819,288	53.9%

	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes	Percentage of Shares Voted For of Shares Outstanding*
Approval of Amendments to the Lions Gate Entertainment Corp. 2012 Performance Incentive Plan	96,408,474	22,129,721	5,301,563	10,819,388	81.3%

* Does not include broker non-votes.

Item 8.01	Other Events.
On September 13, 2016, at a Board of Directors meeting held following the Annual Meeting, the Board of Directors appointed Daryl Simm to serve as Chair of the Nominating and Corporate Governance Committee and appointed David M. Zaslav to the Nominating and Corporate Governance Committee. The Board of Directors also appointed Michael T. Fries to the Compensation Committee and Emily Fine to the Audit & Risk Committee. The Board of Directors has

determined that each of the directors is an independent director under the listing standards of the New York Stock Exchange (the “NYSE”) and that Mr. Fries meets the additional independence requirements of the NYSE for Compensation Committee members and Ms. Fine meets the additional independence requirements of the Securities and Exchange Commission with respect to Audit Committee members.
Item 9.01     Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description

10.1	Lions Gate Entertainment Corp. 2012 Performance Incentive Plan.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2016	LIONS GATE ENTERTAINMENT CORP.
(Registrant)

By: /s/ Wayne Levin
Name: Wayne Levin
Title: General Counsel and Chief Strategic Officer